SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported)


                          JULY 31, 1996 (JULY 29, 1996)


                               AST RESEARCH, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


                  0-13941                         95-3525565
          (Commission File Number)    (IRS Employer Identification No.)


            16215 ALTON PARKWAY
             IRVINE, CALIFORNIA                     92718
  (Address of principal executive offices)        (Zip Code)

               Registrant's telephone number, including area code
                                 (714) 727-4141


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)



ITEM 5.  OTHER EVENTS

Effective July 29, 1996, Carmelo J. Santoro, Ph.D., resigned as a board member of AST Research, Inc. (the "Company"). A copy of his letter of resignation is attached to this report, and is incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number    Description
- -------   --------------------------------------------------
99.1      Letter of resignation by Carmelo J. Santoro, Ph.D.
          to AST Research, Inc., effective July 29, 1996.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    AST Research, Inc.
                         _______________________________________
                                       (Registrant)


                         By     /s/ JOSEPH E. NORBERG
                                ---------------------------
                                Joseph E. Norberg
                                Senior Vice President
                                and Chief Financial Officer


Date:  July 31, 1996